Exhibit 10.12.5

AMENDMENT num, 3

to the

Development and Manufacturing Services Agreement
of 6 September 2017

BETWEEN
1.    LONZA SALES AG of Muenchensteinerstrasse 38, CH-4002 Basel, Switzerland (“Lonza”), and
2.    DENALI THERAPEUTICS INC. of 151 Oyster Point Blvd, 2nd Floor, South San Francisco, CA 94080 U.S.A. (“Customer”).
Recitals
WHEREAS, Lonza and Customer have entered into a Development and Manufacturing Services Agreement, effective as of 6 September 2017, as amended (the “Agreement”), regulating the performance of certain Services to Customer by Lonza and its Affiliates; and
WHEREAS, some Services are being performed by Lonza AG, as defined in the Project Plan or corresponding Statements of Work, and the parties want to clarify that Lonza AG shall become a party to the Agreement for the Services performed in Switzerland.
NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the parties intending to be legally bound, agree as follows:
1.Lonza AG shall become a Party to the Agreement independently accountable for the performance of the Services performed or to be performed by Lonza in Switzerland. [***]. Notwithstanding anything set forth in this Agreement, Services to be performed in Switzerland shall be performed independently and under the legal and commercial responsibility by Lonza AG, provided, however, that such performance by Lonza AG shall always be subject to the terms and conditions of the Agreement.
2.All other terms of the Agreement remain in full force and effect.
3.This Amendment num. 3 shall be effective as of 11 September 2020, and apply to all Services performed so far in Switzerland by Lonza AG.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment num. 1 of the Development and Manufacturing Services Agreement to be executed by its duly authorized representative effective as of the date written above.

[SIGNATURES FOLLOW IN THE NEXT PAGE]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

LONZA SALES AG

By:
Name:
Title:

By:
Name:
Title:

DENALI THERAPEUTICS INC.

By:
Name:
Title:

Agreeing on the terms set forth in point 1 of this Amendment:

LONZA AG

By:
Name:
Title:

By:
Name:
Title:
2/2